SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2003

TNP ENTERPRISES, INC.

(Exact name of registrant as specified in charter)

Texas	1-8847	75-1907501
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

TEXAS-NEW MEXICO POWER COMPANY

(Exact name of registrant as specified in charter)

Texas	2-97230	75-0204070
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

Final Fuel Reconciliation. Prior to the beginning of retail competition, TNMP recovered fuel and the energy-related portion of purchased power costs from customers through the fuel adjustment clause authorized by the PUCT. The demand-related portion of purchased power was recovered through base rates and, unlike the fuel and energy-related portion, was not subject to adjustment or future reconciliation. As of September 30, 2003, TNMP had an over-recovered balance of fuel and energy-related purchased power costs of $24.3 million. On April 1, 2003, TNMP filed an application with the PUCT for the final reconciliation of its fuel and energy-related purchased power costs. This proceeding will reconcile fuel and energy-related purchased power costs incurred between January 1, 2000, and December 31, 2001, in accordance with the provisions of Senate Bill 7. The balance of fuel and energy-related purchased power costs resulting from the final fuel reconciliation will be included in the true-up proceeding for stranded costs that will occur in 2004. Subject to the results of the final fuel reconciliation, any over-recovered balance may reduce the amount of stranded costs TNMP would be entitled to recover from its transmission and distribution customers.

On November 19, 2003, the administrative law judge assigned by the State Office of Administrative Hearings to this proceeding issued a Proposal for Decision. The Proposal for Decision recommends that $16.4 million of TNMP’s fuel and energy-related purchased power costs incurred between January 1, 2000, and December 31, 2001, be disallowed. TNMP will contest the Proposal for Decision. TNMP expects the PUCT to render its final decision in the fuel reconciliation in mid-December 2003, and cannot predict what the PUCT’s final decision in the fuel reconciliation will be.

Statement Regarding Forward Looking Information

The discussions in this document that are not historical facts, including, but not limited to, TNMP’s intention to contest the Proposal for Decision, are based on current expectations. Actual results may differ materially. Among the factors that could cause the results to differ materially from expectations are factors described from time to time in TNP’s and TNMP’s reports filed with the Securities and Exchange Commission. TNP and TNMP wish to caution readers not to place undue reliance on any such forward looking statements, which are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP ENTERPRISES, INC.
(Registrant)

Date: November 26, 2003	By:	/s/ Theodore A. Babcock
Theodore A. Babcock, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS-NEW MEXICO POWER COMPANY
(Registrant)

Date: November 26, 2003	By:	/s/ Scott Forbes
Scott Forbes
Senior Vice President—Chief Financial Officer

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